Exhibit (a)(8)

                              SCUDDER TARGET FUND

                    Written Instrument Redesignating Series
                    ---------------------------------------


         The undersigned, being a majority of the duly elected and qualified Trustees of Scudder Target Fund, a Massachusetts business trust (the "Trust"), acting pursuant to Article III, Section 1 and Article IX, Section 4 of the Amended and Restated Agreement and Declaration of Trust dated September 15, 1994 (the "Amended Declaration of Trust"), do hereby redesignate Scudder Retirement Fund Series III, a series of the Trust, as Scudder Target 2012 Fund. The relative rights and preferences of such series shall continue to be as set forth in the Amended Declaration of Trust.

         This instrument shall constitute an amendment to the Amended Declaration of Trust and shall be effective as of February 15, 2002.

         IN WITNESS WHEREOF, the undersigned have this day signed this Instrument.




/s/John W. Ballantine                          /s/Lewis A. Burnham
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John W. Ballantine, Trustee                    Lewis A. Burnham, Trustee



/s/Mark S. Casady                              /s/Linda C. Coughlin
-------------------------------------          --------------------------------
Mark S. Casady, Trustee                        Linda C. Coughlin, Trustee



/s/Donald L. Dunaway                           /s/James R. Edgar
-------------------------------------          --------------------------------
Donald L. Dunaway, Trustee                     James R. Edgar, Trustee



/s/William F. Glavin, Jr.                      /s/Robert B. Hoffman
-------------------------------------          --------------------------------
William F. Glavin, Jr., Trustee                Robert B. Hoffman, Trustee



/s/Shirley D. Peterson                         /s/Fred B. Renwick
-------------------------------------          --------------------------------
Shirley D. Peterson, Trustee                   Fred B. Renwick, Trustee



/s/William P. Sommers                          /s/John G. Weithers
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William P. Sommers, Trustee                    John G. Weithers, Trustee


Dated:  February 15, 2002